EXHIBIT 10.10

                          WAIVER AND AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT


                         THIS WAIVER AND  AMENDMENT  NO. 1 TO  REVOLVING  CREDIT
AGREEMENT (this "Amendment"), dated as of August 25, 1998, by and among NUCO2 INC., a Florida corporation (the "Company"), SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association ("SunTrust"), and any other banks or other lending institutions that are or will become parties to the Credit Agreement, defined below (collectively, the "Lenders"), and SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, as agent (in such capacity, the "Agent").


                              W I T N E S S E T H:


                         WHEREAS,  the  Company,  the  Lenders and the Agent are
parties to that certain Revolving Credit Agreement, dated as of October 31, 1997 (the "Credit Agreement"; defined terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement);

                         WHEREAS,  the  Company has  requested,  and the Lenders
have agreed, to (i) waive compliance with certain financial and other covenants set forth in the Credit Agreement and (ii) amend certain requirements with respect to future fiscal periods with respect to certain of such financial covenants, all as more particularly set forth below; and

                         WHEREAS, the parties wish to amend the Credit Agreement
to reflect this agreement;

                         NOW, THEREFORE,  for and in consideration of the mutual
covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                         SECTION 1. AMENDMENTS TO CREDIT  AGREEMENT.  Subject to
the satisfaction of the conditions precedent set forth in SECTION 3 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

                         1.  Section  7.02 of the  Credit  Agreement  is  hereby
amended by deleting such section in its entirety and substituting therefor the following:

                         "SECTION 7.02. FIXED CHARGE COVERAGE RATIO. The Company
            shall not permit the Fixed Charge Coverage Ratio as of the last day of each fiscal quarter of the Company shown below to be less than the corresponding ratio shown below:


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                       QUARTER ENDED                            RATIO

                  June 30, 1998                              0.80 to 1.00

                  September 30, 1998                         0.80 to 1.00

                  December 31, 1998                          0.85 to 1.00

                  March 31, 1999                             0.95 to 1.00

                  June 30, 1999                              1.05 to 1.00

                  September 30, 1999, and thereafter         1.25 to 1.00

                         SECTION 2.  WAIVER.  The Company has informed the Agent
and the Required Lenders that the Company may not have been and may not in the future be in compliance with certain provisions of the Credit Agreement. Therefore, the Required Lenders hereby waive any Default or Event of Default caused by any such failure of the Company to comply with the following provision of the Credit Agreement for the fiscal period indicated below:

                         2. Section 7.02 (Fixed Charge  Coverage  Ratio) for the
Company's fiscal quarter ending on March 31, 1998.

                         SECTION 3. CONDITIONS OF EFFECTIVENESS.  This Amendment
shall become effective as of March 31, 1998 (the "EFFECTIVE DATE") on the first day when this Amendment shall have been executed by the Company and the Required Lenders and delivered to the Agent.

                         SECTION  4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE
COMPANY. The Company, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agent as follows:

                         3.  The  execution,  delivery  and  performance  by the
Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of the Company or any indenture, agreement or other instrument to which the Company is a party or by which the Company or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

                         4. This  Amendment  constitutes  the  legal,  valid and
binding obligation of the Company, enforceable against the Company in accordance with its terms.

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                         5. No Default or Event of Default has  occurred  and is
continuing as of the Effective Date or the date hereof (after giving effect to the waivers set forth herein).

                         SECTION   5.   SURVIVAL.    Each   of   the   foregoing
representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of the Company under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agent.

                         SECTION 6. NO WAIVER,  ETC. The Company  hereby  agrees
that except as expressly set forth in Section 2 above, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. The Company hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the term of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders. In addition, the Company acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

                         SECTION 7. AFFIRMATION OF COVENANTS. The Company hereby
affirms and restates as of the date hereof all covenants set forth in the Credit Agreement, as amended hereby, and such covenants are incorporated by reference herein as if set forth herein directly.

                         SECTION 8. RATIFICATION OF CREDIT AGREEMENT.  Except as
expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                         SECTION 9.  BINDING  NATURE.  This  Amendment  shall be
binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

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                         SECTION  10.  COSTS,  EXPENSES  AND TAXES.  The Company
agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                         SECTION 11.  GOVERNING  LAW.  This  Amendment  shall be
governed by, and construed in accordance with, the laws of the State of Florida.

                         SECTION 12. ENTIRE  UNDERSTANDING.  This Amendment sets
forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

                         SECTION  13.   COUNTERPARTS.   This  Amendment  may  be
executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

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                         IN WITNESS  WHEREOF,  the parties  hereto have executed
this Amendment through their authorized officers as of the date first above written.


                                          NUCO2 INC., A FLORIDA CORPORATION


                                          By: /S/ ROBERT RANIERI
                                              ----------------------
                                              Name: Robert Ranieri
                                              Title: C.O.O.




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                                          SUNTRUST BANK, SOUTH FLORIDA,
                                             NATIONAL ASSOCIATION,
                                             INDIVIDUALLY AND AS AGENT
                                             FOR THE LENDERS


                                          By: /S/ RUSSELL E. BURNETTE
                                              ----------------------------------
                                              Name:  Russell E. Burnette
                                              Title: Vice President



                                          CREDITANSTALT CORPORATE FINANCE,
                                             INC., LENDER


                                          By: /S/ JOHN G. TAYLOR
                                              ----------------------------------
                                              Name: John G. Taylor
                                              Title:   Senior Associate

                                          By: /S/ ROBERT M. BIRINGER
                                              ----------------------------------
                                              Name: Robert M. Biringer
                                              Title: EVP

                                          NATIONAL CITY BANK OF KENTUCKY,
                                             LENDER


                                          By: /S/ TODD ETHINGTON
                                              ----------------------------------
                                              Name: Todd Ethington
                                              Title:Vice President


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